                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 10, 2006
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                            RELATIONSERVE MEDIA, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                   000-51702                     43-2053462
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(State or other jurisdiction       (Commission                  (IRS Employer
     of incorporation)             File Number)              Identification No.)

     877 Executive Center Drive West, Suite 300
           St. Petersburg, Florida                                33702
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     (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code: (727) 576-6630
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
Securities Act (17 CFR 230.425)

         |_|      Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

         |_|      Pre-commencement  communications  pursuant  to  Rule  14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

         |_|      Pre-commencement  communications  pursuant  to  Rule  13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On July 10, 2006, our stockholders voted to approve our 2006 Stock
Incentive Plan (the "Plan") at a special meeting of the stockholders. The Plan was adopted by the Board of Directors on March 3, 2006. An aggregate of
2,700,000 shares of our common stock have been reserved for issuance under the
Plan. The purpose of the Plan is to provide an incentive to retain in the employ of and as directors, officers, consultants, advisors, and employees of the
Company, persons of training, experience, and ability, to attract new directors, officers, consultants, advisors, and employees whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons into our development and financial success. Under the
Plan, we are authorized to issue incentive stock options intended to qualify under Section 422 of the Internal Revenue Code, non-qualified stock options, and restricted stock. The Plan permits "cashless exercise" of outstanding options.
The maximum number of shares of our common stock that may be subject to options granted under the Plan to any individual in any calendar year shall not exceed
1,000,000 shares in order to qualify as performance-based compensation under
Section 162(m) of the Internal Revenue Code. The Plan is currently administered by the Board of Directors.

         The foregoing does not constitute a complete summary of the terms of the Plan, and reference is made to the complete text of the Plan.

ITEM 8.01    OTHER EVENTS.

         On July 11, 2006, we issued a press release announcing the Company had received the requisite stockholder vote at its special meeting approving both its planned name change to SendTec, Inc. and its 2006 Incentive Stock Plan.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

         (d) Exhibits.

         Exhibit No.                            Description
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            10.1           2006 Incentive Stock Plan (Incorporated herein by
                           reference to Exhibit 10.33 to our Annual Report on
                           Form 10-KSB as filed with Securities and Exchange
                           Commission on March 20, 2006).

            99.1           Press Release

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 14, 2006                     By: /s/ Donald Gould
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                                        Name: Donald Gould
                                        Title: Chief Financial Officer